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                                  EXHIBIT 99.1


                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
























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                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-QSB of StateFed Financial Corporation (the "Company") for the quarter ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Randall C. Bray, Chairman of the Board of the Company, certify, pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



By: /s/ Randall C. Bray
   --------------------
Name: Randall C. Bray
Chairman of the Board and President
May 14, 2003



A signed original of this written statement required by Section 906 has been provided to StateFed Financial Corporation and will be retained by StateFed Financial Corporation and furnished to the Securities and Exchange Commission or its staff upon request.






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